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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                January 28, 2002
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                                   BUCA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Minnesota                     0-25721                 41-1802364
- ------------------------     ------------------------     -------------------
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)


                         1300 Nicollet Mall, Suite 5003
                             Minneapolis, Minnesota                55403
                      ----------------------------------------   ----------
                      (Address of Principal Executive Offices)   (Zip Code)


                        Telephone Number: (612) 288-2382
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS.

     On January 28, 2002, BUCA, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference. The company also announced its preliminary plans to open approximately 20 new restaurants in fiscal 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

          99   Press Release dated January 28, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2002

                                             BUCA, INC.
                                             (Registrant)

                                             By  /s/ Greg A. Gadel
                                                --------------------------------
                                                Greg A. Gadel
                                                Executive Vice President, Chief
                                                Financial Officer, Treasurer and
                                                Secretary

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